UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
August 30, 2019
Date of report (Date of earliest event reported)
______________________
ENCORE CAPITAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-26489	48-1090909
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
350 Camino de la Reina, Suite 100
San Diego, California 92108
(Address of principal executive offices)(Zip Code)
(877) 445-4581
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report.)
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value Per Share	ECPG	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01. Entry into a Material Definitive Agreement.
On August 30, 2019, Encore Capital Group, Inc. entered into Amendment No. 3 to the Third Amended and Restated Credit Agreement dated as of December 20, 2016 (“Amendment No. 3”), by and among Encore Capital Group, Inc., as borrower, the guarantor parties thereto, the lenders thereto and SunTrust Bank, as administrative agent, and Amendment No.1 to the Third Amended and Restated Senior Secured Note Purchase Agreement dated as of August 11, 2017 (“Amendment No. 1”), by and among Encore Capital Group, Inc., as issuer, and the noteholder parties thereto, to, among other things, refine certain covenants in each agreement.
Copies of Amendment No. 3 and Amendment No. 1 are attached as exhibits to this report and are incorporated herein by reference (and this description is qualified in its entirety by reference to such documents).

Item 8.01. Other Events.
On September 3, 2019, Encore Capital Group, Inc. issued a press release announcing its intention to offer $100,000,000 aggregate principal amount of convertible senior notes due 2025 in a private placement to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.
Item 9.01.    Financial Statements and Exhibits.

Exhibit Number	Description
10.1
Amendment No. 3 to Third Amended and Restated Credit Agreement, dated August 30, 2019, by and among Encore Capital Group, Inc., the several banks and other financial institutions and lenders from time to time party thereto and listed on the signature pages thereof, and SunTrust Bank, as administrative agent and collateral agent

10.2	Amendment No.1 to the Third Amended and Restated Senior Secured Note Purchase Agreement, dated August 30, 2019, by and among Encore Capital Group, Inc. and the noteholder parties thereto
99.1	Press Release dated September 3, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE CAPITAL GROUP, INC.

Date:	September 3, 2019	/s/ Jonathan C. Clark
Jonathan C. Clark
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
10.1
Amendment No. 3 to Third Amended and Restated Credit Agreement, dated August 30, 2019, by and among Encore Capital Group, Inc., the several banks and other financial institutions and lenders from time to time party thereto and listed on the signature pages thereof, and SunTrust Bank, as administrative agent and collateral agent

10.2	Amendment No.1 to the Third Amended and Restated Senior Secured Note Purchase Agreement, dated August 30, 2019, by and among Encore Capital Group, Inc. and the noteholder parties thereto
99.1	Press Release dated September 3, 2019